DEBT EXCHANGE AGREEMENT

DEBT EXCHANGE AGREEMENT (the “Agreement”) is made as of the 11th day of May, 2017 (the “Effective Date”), by and between Cyberspace Vita, Inc., a Nevada corporation (the “Company”), and Fountainhead Capital Management Limited (the “Fountainhead”).

WHEREAS, the Company was indebted at March 31, 2017 to Fountainhead under a promissory note (the “Note”) in the aggregate amount, including accrued interest, of $639,917. Fountainhead additionally advanced funds of $6,516 to the Company subsequent to March 31, 2017 (“Additional Indebtedness”).

WHEREAS, the Company and Fountainhead have agreed to exchange the Note and Additional Indebtedness for an aggregate of one million eight hundred thousand (1,800,000) shares of the Company’s common stock (the “Common Stock”), par value $0.001 per share, which amount of Common Stock shall be reduced by the 200,000 Shares of Common Stock held, directly or indirectly, by Fountainhead immediately prior to the execution of this Agreement (the “Exchange Shares”);

WHEREAS, the exchange of the Note and Additional Indebtedness for the Exchange Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act (as defined below).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       Exchange. On the Effective Date, subject to the terms and conditions of this Agreement, Fountainhead shall, and the Company shall, in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), exchange the Note and Additional Indebtedness for the Exchange Shares. On the Effective Date, the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

(a)       Concurrently herewith, Fountainhead shall deliver or cause to be delivered to the Company (or its designee) the Note, free and clear of all liens. As of the Effective Date, all of Fountainhead’s rights under the Note shall be extinguished.

(b)       Concurrently herewith, in exchange for the Note and Additional Indebtedness, the Company shall issue the Exchange Shares to Fountainhead. The parties agree that the holding period of the Exchange Shares, for purposes of Rule 144 under the Securities Act of 1933 tacks back to the original issue dates of the Note.

(c)       The Company and Fountainhead shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

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2.       Waiver and Release.

2.1       In consideration of the transactions contemplated by this Agreement, effective as of the Effective Date, Fountainhead on behalf of itself and, to the extent permitted by law, its members, officers, members, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assigns (collectively, the “Fountainhead Releasing Persons”), hereby, knowingly, voluntarily and with full understanding of its terms and effects, waives and releases, to the fullest extent permitted by law, any and all actions, causes of action, covenants, contracts, claims and demands whatsoever, known and unknown, relating to the Existing Claims (as defined below) that any of Fountainhead Releasing Persons had, currently has or may have, that are directly or indirectly related to, based upon, arise out of, or arise in connection with any fact, matter, act or omission, cause, transaction, occurrence or thing occurring up to the date of this release against (i) the Company, (ii) any of the Company’s current or former parents, affiliates, subsidiaries, predecessors, assigns, attorneys or counsel, accountants, auditors, employees, consultants or representatives, or (iii) any of the Company’s or such other persons’ or entities’ current or former officers, directors, employees, agents, principals, and signatories or, in the case of any person or entity other than the Company or any of its subsidiaries, such other persons’ or entities’ current or former members, partners, shareholders, agents, principals, signatories, advisors, spouses, heirs, estates, executors and associates and members of their immediate families (the aforementioned persons and entities set forth in (i), (ii) and (iii) being hereinafter collectively referred to as the “Company Parties”). Each Fountainhead Releasing Persons hereby acknowledges that Fountainhead has not relied on any representations or statements of the Company or any other person not set forth herein.

2.2       For purposes of this Agreement, “Existing Claims” shall mean all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, whether known or unknown, in law, admiralty, or equity, against any of the Company Parties, which the Fountainhead Releasing Persons ever had, now has or hereafter can, shall, or may have for, upon, or by reason of any violation of terms of the Note prior to the day of the date of this Agreement.

3.       Representations and Warranties of the Company. The Company hereby represents and warrants to Fountainhead that:

3.1       Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

3.2       Capitalization and Voting Rights. The authorized capital of the Company as of the date hereof consists of (i) 10,000,000 shares of “blank check” Preferred Stock, par value $0.001 per share (the “Preferred Stock”), none of which is issued and outstanding, and (ii) 100,000,000 shares of Common Stock, of which 247,550 shares of Common Stock were issued and outstanding as of May 10, 2017.

3.3       Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and thereunder, including, without limitation, the authorization of the Exchange, and the issuance (or reservation for issuance) of the Exchange Shares have been taken on or prior to the date hereof.

3.4       Securities Law Exemptions. Assuming the accuracy of the representations and warranties of Fountainhead contained herein, the offer and issuance by the Company of the Exchange Shares is exempt from registration under the Securities Act and all applicable state securities laws. The offer and issuance of the Exchange Shares is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof.

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3.5       Valid Issuance of the Securities. The Exchange Shares when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable. .

3.6       No Consideration Paid. No commission or other remuneration has been paid by the Company for soliciting the exchange of the Note for the Exchange Shares as contemplated hereby.

4.       Representations and Warranties of Fountainhead. Fountainhead hereby represents, warrants and covenants that:

4.1       Organization; Authority. Fountainhead is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by Fountainhead of the transactions contemplated hereby have been duly authorized by all necessary corporate or similar action on the part of Fountainhead. This Agreement has been duly executed by Fountainhead, and when delivered by Fountainhead in accordance with the terms hereof, will constitute the valid and legally binding obligation of Fountainhead, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of Fountainheads’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law

4.2       Own Account. Fountainhead understands that the Exchange Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Exchange Shares as principal for its own account (including those of its affiliated group companies and its ultimate beneficial owners). With the exception of assignments to affiliated group companies and their ultimate beneficial owners, Fountainhead is not acquiring the Exchange Shares with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such securities (this representation and warranty not limiting Fountainhead’s right to sell the Exchange Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Fountainhead is acquiring the Exchange Shares hereunder in the ordinary course of its business.

4.3       Fountainhead Status. At the time Fountainhead was offered the Exchange Shares, it was, and as of the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Fountainhead is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

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4.4       Experience of Fountainhead. Fountainhead, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Exchange Shares. Fountainhead has evaluated the merits and risks of such investment. Fountainhead is able to bear the economic risk of an investment in the Exchange Shares and, at the present time, is able to afford a complete loss of such investment.

4.5       Reliance on Exemptions. Fountainhead understands that the Exchange Shares are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Fountainhead’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Fountainhead set forth herein in order to determine the availability of such exemptions and the eligibility of Fountainhead to acquire the Exchange Shares. Fountainhead understands that the Exchange Shares are characterized as “restricted securities” under applicable U.S. federal and state securities laws.

4.6       Ownership. Fountainhead is the record and beneficial owner of, and has good and marketable title to the Note, free and clear of any and all liens, security interests, charges or encumbrances, agreements, voting trusts, proxies or other arrangements or restrictions of any kind whatsoever.

5.       Covenants of Fountainhead.

5.1       Transfer Restrictions.

(a) Fountainhead acknowledges and agrees that the Exchange Shares may only be disposed of in compliance with state and federal securities laws, and is not restricted in ability to transfer the Exchange Shares to affiliated group companies and their ultimate beneficial owners. In connection with any transfer of the Exchange Shares other than pursuant to an effective registration statement or Rule 144, to the Company or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Exchange Shares under the Securities Act.

(b) Fountainhead agrees to the imprinting, so long as is required by this Section 5.1, of a legend on the Exchange Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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6.       Indemnification.

6.1       Indemnification by the Company. The Company agrees to indemnify, hold harmless, reimburse and defend Fountainhead, and its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Fountainhead or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Fountainhead relating hereto.

6.2       Indemnification by Fountainhead. Fountainhead agrees to indemnify, hold harmless, reimburse and defend the Company and any of its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Fountainhead or any such person which results, arises out of or is based upon (i) any material misrepresentation by Fountainhead or breach of any representation or warranty by Fountainhead in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Fountainhead of any covenant or undertaking to be performed by Fountainhead hereunder, or any other agreement entered into by the Company and Fountainhead relating hereto.

7.       Miscellaneous

7.1       Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2       Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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7.3       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.4       Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (a) in the case of the Company to: Cyberspace Vita, Inc., Attention: Chief Executive Officer, with a copy (which shall not constitute notice) to Sichenzia Ross Ference Kesner LLP, 61 Broadway, New York, NY 10006, or (b) in the case of Fountainhead, to the address as set forth on the signature page or exhibit pages hereof or, in either case, at such other address as such party may designate by TEN (10) business days advance written notice to the other parties hereto.

7.5       Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Fountainhead. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Fountainhead and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

7.6       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.7       Entire Agreement. This Agreement represents the entire agreement and understandings between the parties concerning the exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

7.8       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.9       Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

CYBERSPACE VITA, INC.,

By:
Name:
Title:

FOUNTAINHEAD:

FOUNTAINHEAD CAPITAL MANAGEMENT LIMITED

By:
Name:
Title:

Address for Notices:

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